Exhibit 9.b.

FORM OF APPENDIX A TO CUSTODIAN AGREEMENT

Dated as of January 7, 2013

NUVEEN CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Dow 30SM Enhanced Premium & Income Fund Inc.

Dow 30SM Premium & Dividend Income Fund Inc.

Global Income & Currency Fund Inc.

MLP & Strategic Equity Fund Inc.

NASDAQ Premium Income & Growth Fund Inc.

Nuveen AMT-Free Municipal Income Fund. (f/k/a Nuveen Insured Tax-Free Advantage Municipal Fund)

Nuveen Arizona Dividend Advantage Municipal Fund

Nuveen Arizona Dividend Advantage Municipal Fund 2

Nuveen Arizona Dividend Advantage Municipal Fund 3

Nuveen Arizona Premium Income Municipal Fund, Inc.

Nuveen Build America Bond Fund

Nuveen Build America Bond Opportunity Fund

Nuveen California AMT-Free Municipal Income Fund (f/k/a Nuveen Insured California Tax-Free Advantage Municipal Fund)

Nuveen California Dividend Advantage Municipal Fund

Nuveen California Dividend Advantage Municipal Fund 2

Nuveen California Dividend Advantage Municipal Fund 3

Nuveen California Investment Quality Municipal Fund, Inc.

Nuveen California Municipal Market Opportunity Fund, Inc.

Nuveen California Municipal Value Fund 2

Nuveen California Municipal Value Fund, Inc.

Nuveen California Performance Plus Municipal Fund, Inc.

Nuveen California Premium Income Municipal Fund

Nuveen California Quality Income Municipal Fund, Inc.

Nuveen California Select Quality Municipal Fund, Inc.

Nuveen California Select Tax-Free Income Portfolio

Nuveen Connecticut Dividend Advantage Municipal Fund

Nuveen Connecticut Dividend Advantage Municipal Fund 2

Nuveen Connecticut Dividend Advantage Municipal Fund 3

Nuveen Connecticut Premium Income Municipal Fund

Nuveen Core Equity Alpha Fund

Nuveen Credit Strategies Income Fund (f/k/a Nuveen Multi-Strategy Income and Growth Fund 2, previously named Nuveen

Preferred and Convertible Income Fund 2)

Nuveen Diversified Dividend and Income Fund Nuveen Dividend Advantage Municipal Fund Nuveen Dividend Advantage Municipal Fund 2 Nuveen Dividend Advantage Municipal Fund 3 Nuveen Dividend Advantage Municipal Income Fund (f/k/a Nuveen Insured Dividend Advantage Municipal Fund) Nuveen Energy MLP Total Return Fund Nuveen Enhanced Municipal Value Fund Nuveen Equity Premium Advantage Fund Nuveen Equity Premium and Growth Fund Nuveen Equity Premium Income Fund Nuveen Equity Premium Opportunity Fund Nuveen Floating Rate Income Fund Nuveen Floating Rate Income Opportunity Fund Nuveen Georgia Dividend Advantage Municipal Fund

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FORM OF APPENDIX A TO CUSTODIAN AGREEMENT

Dated as of January 7, 2013

Nuveen Georgia Dividend Advantage Municipal Fund 2

Nuveen Georgia Premium Income Municipal Fund

Nuveen Global Government Enhanced Income Fund

Nuveen Global Value Opportunities Fund

Nuveen Investment Quality Municipal Fund, Inc.

Nuveen Maryland Dividend Advantage Municipal Fund

Nuveen Maryland Dividend Advantage Municipal Fund 2

Nuveen Maryland Dividend Advantage Municipal Fund 3

Nuveen Maryland Premium Income Municipal Fund

Nuveen Massachusetts AMT-Free Municipal Income Fund (f/k/a Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund)

Nuveen Massachusetts Dividend Advantage Municipal Fund

Nuveen Massachusetts Premium Income Municipal Fund

Nuveen Michigan Dividend Advantage Municipal Fund

Nuveen Michigan Premium Income Municipal Fund, Inc.

Nuveen Michigan Quality Income Municipal Fund

Nuveen Missouri Premium Income Municipal Fund

Nuveen Mortgage Opportunity Term Fund

Nuveen Mortgage Opportunity Term Fund 2

Nuveen Multi-Currency Short-Term Government Income Fund

Nuveen Municipal Advantage Fund, Inc.

Nuveen Municipal High Income Opportunity Fund

Nuveen Municipal High Income Opportunity Fund 2

Nuveen Municipal Income Fund, Inc.

Nuveen Municipal Market Opportunity Fund, Inc.

Nuveen Municipal Opportunity Fund, Inc. (f/k/a Nuveen Insured Municipal Opportunity Fund, Inc.)

Nuveen Municipal Value Fund 2

Nuveen Municipal Value Fund, Inc.

Nuveen New Jersey Dividend Advantage Municipal Fund

Nuveen New Jersey Dividend Advantage Municipal Fund 2

Nuveen New Jersey Investment Quality Municipal Fund, Inc.

Nuveen New Jersey Municipal Value Fund

Nuveen New Jersey Premium Income Municipal Fund, Inc.

Nuveen New York AMT-Free Municipal Income Fund (f/k/a Nuveen Insured New York Tax-Free Advantage Municipal Fund)

Nuveen New York Dividend Advantage Municipal Fund

Nuveen New York Dividend Advantage Municipal Fund 2

Nuveen New York Dividend Advantage Municipal Income Fund (f/k/a Nuveen Insured New York Dividend Advantage Municipal Fund)

Nuveen New York Investment Quality Municipal Fund, Inc.

Nuveen New York Municipal Value Fund 2

Nuveen New York Municipal Value Fund, Inc.

Nuveen New York Performance Plus Municipal Fund, Inc.

Nuveen New York Premium Income Municipal Fund, Inc. (f/k/a Nuveen Insured New York Premium Income Municipal Fund, Inc.)

Nuveen New York Quality Income Municipal Fund, Inc.

Nuveen New York Select Quality Municipal Fund, Inc.

Nuveen New York Select Tax-Free Income Portfolio Nuveen North Carolina Dividend Advantage Municipal Fund Nuveen North Carolina Dividend Advantage Municipal Fund 2

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FORM OF APPENDIX A TO CUSTODIAN AGREEMENT

Dated as of January 7, 2013

Nuveen North Carolina Dividend Advantage Municipal Fund 3

Nuveen North Carolina Premium Income Municipal Fund

Nuveen Ohio Dividend Advantage Municipal Fund

Nuveen Ohio Dividend Advantage Municipal Fund 2

Nuveen Ohio Dividend Advantage Municipal Fund 3

Nuveen Ohio Quality Income Municipal Fund, Inc.

Nuveen Pennsylvania Dividend Advantage Municipal Fund

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2

Nuveen Pennsylvania Investment Quality Municipal Fund

Nuveen Pennsylvania Municipal Value Fund

Nuveen Pennsylvania Premium Income Municipal Fund 2

Nuveen Performance Plus Municipal Fund, Inc.

Nuveen Preferred and Income Term Fund

Nuveen Preferred Income Opportunities Fund (f/k/a Nuveen Multi-Strategy Income and Growth Fund previously named,

Nuveen Preferred and Convertible Income Fund)

Nuveen Premier Municipal Income Fund, Inc. Nuveen Premier Municipal Opportunity Fund, Inc. (f/k/a Nuveen Premier Insured Municipal Income Fund, Inc.) Nuveen Premium Income Municipal Fund 2, Inc. Nuveen Premium Income Municipal Fund 4, Inc. Nuveen Premium Income Municipal Fund, Inc. Nuveen Premium Income Municipal Opportunity Fund (f/k/a Nuveen Insured Premium Income Municipal Fund) Nuveen Quality Income Municipal Fund, Inc. Nuveen Quality Municipal Fund, Inc. (f/k/a Nuveen Insured Quality Municipal Fund, Inc.) Nuveen Quality Preferred Income Fund Nuveen Quality Preferred Income Fund 2 Nuveen Quality Preferred Income Fund 3 Nuveen Real Asset Income and Growth Fund Nuveen Real Estate Income Fund Nuveen Select Maturities Municipal Fund Nuveen Select Quality Municipal Fund, Inc. Nuveen Select Tax-Free Income Portfolio Nuveen Select Tax-Free Income Portfolio 2 Nuveen Select Tax-Free Income Portfolio 3 Nuveen Senior Income Fund Nuveen Short Duration Credit Opportunities Fund Nuveen Tax-Advantaged Dividend Growth Fund Nuveen Tax-Advantaged Floating Rate Fund Nuveen Tax-Advantaged Total Return Strategy Fund Nuveen Texas Quality Income Municipal Fund Nuveen Virginia Dividend Advantage Municipal Fund Nuveen Virginia Dividend Advantage Municipal Fund 2 Nuveen Virginia Premium Income Municipal Fund

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FORM OF APPENDIX A TO CUSTODIAN AGREEMENT

Dated as of January 7, 2013

NUVEEN OPEN-END MANAGEMENT INVESTMENT COMPANIES

NUVEEN MUNICIPAL TRUST, on behalf of:

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen All-American Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

Nuveen High Yield Municipal Bond Fund

Nuveen Inflation Protected Municipal Bond Fund

NUVEEN MULTISTATE TRUST I, on behalf of:

Nuveen Arizona Municipal Bond Fund

Nuveen Colorado Municipal Bond Fund

Nuveen Maryland Municipal Bond Fund

Nuveen New Mexico Municipal Bond Fund

Nuveen Pennsylvania Municipal Bond Fund

Nuveen Virginia Municipal Bond Fund

NUVEEN MULTISTATE TRUST II, on behalf of:

Nuveen California High Yield Municipal Bond Fund

Nuveen California Municipal Bond Fund

Nuveen California Municipal Bond Fund 2 (f/k/a Nuveen California Insured Municipal Bond Fund)

Nuveen Connecticut Municipal Bond Fund

Nuveen Massachusetts Municipal Bond Fund

Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

NUVEEN MULTISTATE TRUST III, on behalf of:

Nuveen Georgia Municipal Bond Fund

Nuveen Louisiana Municipal Bond Fund

Nuveen North Carolina Municipal Bond Fund

Nuveen Tennessee Municipal Bond Fund

NUVEEN MULTISTATE TRUST IV, on behalf of:

Nuveen Kansas Municipal Bond Fund

Nuveen Kentucky Municipal Bond Fund

Nuveen Michigan Municipal Bond Fund

Nuveen Missouri Municipal Bond Fund

Nuveen Ohio Municipal Bond Fund

Nuveen Wisconsin Municipal Bond Fund

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FORM OF APPENDIX A TO CUSTODIAN AGREEMENT

Dated as of January 7, 2013

NUVEEN INVESTMENT TRUST, on behalf of:

Nuveen Multi-Manager Large-Cap Value Fund

Nuveen Moderate Allocation Fund

Nuveen Conservative Allocation Fund

Nuveen Global Total Return Bond Fund

Nuveen NWQ Equity Income Fund

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund

Nuveen Tradewinds Value Opportunities Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

NUVEEN INVESTMENT TRUST II, on behalf of: Nuveen Tradewinds Emerging Markets Fund Nuveen Tradewinds Global All-Cap Fund Nuveen Tradewinds Global Resources Fund Nuveen Tradewinds Global Flexible Allocation Fund Nuveen Tradewinds International Value Fund Nuveen Tradewinds Japan Fund Nuveen Tradewinds Small-Cap Opportunities Fund Nuveen Santa Barbara Dividend Growth Fund Nuveen Santa Barbara Growth Fund Nuveen Santa Barbara Long/Short Equity Fund (f/k/a Nuveen Santa Barbara Growth Plus Fund) Nuveen Santa Barbara Global Growth Fund (f/k/a Nuveen Santa Barbara Global Equity Fund) Nuveen Santa Barbara International Growth Fund (f/k/a Nuveen Santa Barbara International Equity Fund) Nuveen Symphony Mid-Cap Core Fund Nuveen Symphony Small-Mid Cap Core Fund Nuveen Symphony Large-Cap Value Fund Nuveen Symphony Large-Cap Growth Fund Nuveen Symphony International Equity Fund Nuveen Symphony Optimized Alpha Fund Nuveen Winslow Large-Cap Growth Fund

NUVEEN INVESTMENT TRUST III, on behalf of:

Nuveen Symphony Credit Opportunities Fund

Nuveen Symphony Floating Rate Income Fund

NUVEEN INVESTMENT TRUST V, on behalf of:

Nuveen Preferred Securities Fund

Nuveen NWQ Flexible Income Fund (f/k/a Nuveen NWQ Preferred Securities Fund)

NUVEEN MANAGED ACCOUNTS PORTFOLIOS TRUST, on behalf of

Municipal Total Return Managed Accounts Portfolio

Enhanced Multi-Strategy Income Managed Accounts Portfolio

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FORM OF APPENDIX A TO CUSTODIAN AGREEMENT

Dated as of January 7, 2013

Acknowledged and Accepted:

For the Above Fund Parties

By:

Name: Stephen D. Foy

Title: Vice President

Acknowledged:

STATE STREET BANK AND

TRUST COMPANY, as Custodian

By:

Name: Michael F. Rogers

Title: Executive Vice President

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